Exhibit 99.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (“Agreement”) is made and entered into as of January 16, 2015, by and among: Quad/Graphics, Inc., a Wisconsin corporation (“Parent”); Max Sub, Inc., a Massachusetts corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”); QGBC, LLC, a Massachusetts limited liability company and a direct, wholly-owned subsidiary of Parent (“Merger LLC”); and [•] (“Stockholder”).

RECITALS

WHEREAS, simultaneously with the execution and delivery of this Agreement, Parent, Merger Sub, Merger LLC and Courier Corporation, a Massachusetts corporation (the “Company”), are entering into an Agreement and Plan of Merger (as it may be amended, supplemented, modified or waived from time to time, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company being the surviving company in such merger (the “Merger”), and, immediately following the Merger, the surviving company will merge with and into Merger LLC, with Merger LLC being the surviving company in such merger (the “LLC Merger” and, together with the Merger, the “Mergers”), in each case, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, Stockholder is the Beneficial Owner of the number of shares of Company Common Stock set forth on Schedule I hereto (the “Existing Shares”); and

WHEREAS, as a condition and inducement to the willingness of Parent, Merger Sub and Merger LLC to enter into the Merger Agreement, Parent, Merger Sub and Merger LLC have required that Stockholder enter into this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

Section 1.1                                    Capitalized Terms.  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Merger Agreement.

Section 1.2                                    Other Definitions.  For the purposes of this Agreement:

(a)                                 “Beneficial Owner” means, with respect to any security, any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose of, or to direct the disposition of, such security, and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 under the Exchange Act; provided, however, that, for purposes of determining whether a Person is a Beneficial Owner of such security, a Person shall be deemed to be the Beneficial Owner of any security that may be acquired by such Person pursuant to any contract, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such security is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).  The terms

“Beneficially Own,” “Beneficially Owned” and “Beneficial Ownership” shall have a correlative meaning.

(b)                                 “Covered Company Shares” means (i) the Existing Shares and (ii) any shares of Company Common Stock or other voting capital stock of the Company issued and outstanding and any securities convertible into or exercisable or exchangeable for shares of Company Common Stock or other voting capital stock of the Company, in each case, that Stockholder has Beneficial Ownership of on or after the date of this Agreement, it being understood that, if Stockholder acquires securities (or rights with respect thereto) described in clause (ii) above, then Stockholder shall promptly notify Parent in writing, indicating the number of such securities so acquired.

(c)                                  “Permitted Transfer” means a transfer of Covered Company Shares by Stockholder to any Affiliate of Stockholder if the transferee of such Covered Company Shares evidences in a writing reasonably satisfactory to Parent such transferee’s agreement to be bound by and subject to the terms of this Agreement to the same effect as Stockholder hereunder.

(d)                                 “Transfer” means any direct or indirect offer, sale, lease, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any capital stock or interest (including voting interest) in any capital stock.

ARTICLE II
AGREEMENT TO VOTE

Section 2.1                                    Agreement to Vote.

(a)                                 Stockholder hereby irrevocably and unconditionally agrees that, during the term of this Agreement, at the Stockholders’ Meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any written consent of the stockholders of the Company (the date of the taking of any such action being an applicable “Determination Date”), Stockholder shall, in each case, to the fullest extent that the Covered Company Shares are entitled to vote thereon or consent thereto, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought: (i) appear at each such meeting or otherwise cause Stockholder’s Covered Company Shares to be counted as present thereat for purposes of calculating a quorum; and (ii) vote (or cause to be voted), in person or by proxy, or if applicable deliver (or cause to be delivered) a written consent covering, all of Stockholder’s Covered Company Shares (A) in favor of the approval and adoption of the Merger, the Merger Agreement and any other action in furtherance of the consummation of the Merger and the related transactions; (B) in favor of any proposal to adjourn a meeting of the stockholders of the Company to solicit additional proxies in favor of the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger; (C) against any Acquisition Proposal (including any Superior Proposal and other than the Merger); and (D) against any other agreement, transaction, action or omission that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Mergers or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by Stockholder of its obligations under this Agreement.

(b)                                 Any vote required to be cast or consent required to be executed pursuant to this Section 2.1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present (if applicable) and for purposes of recording the results of that vote or consent.  The obligations of Stockholder in this Section 2.1 shall apply whether or not the Merger or any action above is recommended by the Board of Directors of the Company (or any committee thereof).

Section 2.2                                    No Inconsistent Agreements.  Stockholder represents, warrants and covenants that Stockholder (a) has not entered into, and shall not enter into at any time prior to the Termination Date (as defined below), any voting agreement, voting trust or similar arrangement or understanding with respect to any Covered Company Shares (other than this Agreement), (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy, consent or power of attorney with respect to any Covered Company Shares and (c) has not taken, and shall not take at any time prior to the Termination Date, any action (or omission) that would (i) make any representation or warranty of Stockholder contained herein untrue or incorrect, (ii) violate or conflict with any of Stockholder’s covenants under this Agreement or (iii) otherwise impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the performance by Stockholder of its obligations under this Agreement.  For the avoidance of doubt, the obligations of Stockholder under this Agreement shall not be affected by (A) any Adverse Change Recommendation or (B) any breach by the Company of any of its representations, warranties or covenants set forth in the Merger Agreement.

Section 2.3                                    Restrictions on Transfer.  Stockholder hereby agrees that, from and after the date hereof until the earlier to occur of the Effective Time or the termination of the Merger Agreement in accordance with its terms, (a) Stockholder shall not, without the prior written consent of Parent, directly or indirectly, offer to Transfer, Transfer, or consent to a Transfer of, any Covered Company Shares, unless such Transfer is a Permitted Transfer, and (b) any Transfer in violation of this provision shall be void and without legal effect.

ARTICLE III
ADDITIONAL COVENANTS OF STOCKHOLDER

Section 3.1                                    No Solicitation.

(a)                                 Stockholder shall, and shall cause its Representatives to, immediately cease and terminate any existing solicitation, encouragement, discussion, negotiation or communication with any Third Party heretofore conducted by Stockholder or its Representatives with respect to an Acquisition Proposal.

(b)                                 Stockholder shall not, nor shall Stockholder authorize or permit any of its Representatives to, and Stockholder shall not publicly propose to, directly or indirectly (other than with respect to Parent, Merger Sub and Merger LLC), (i) solicit, initiate, make, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute, or that would reasonably be expected to lead to, an Acquisition Proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations with any Third Party regarding, or otherwise cooperate in any way with any Third Party, relating to, in connection with or for the purpose of encouraging or facilitating, an Acquisition Proposal, or (iii) enter into any letter of intent, agreement, contract, commitment or agreement in principle with respect to an Acquisition Proposal.

Section 3.2                                    Waiver of Appraisal Rights; Litigation.  Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, assert or perfect (or attempt to exercise, assert or perfect), any rights of appraisal in respect of, any rights to dissent from, or any similar rights with respect to, the Merger that it may at any time have under applicable Law.  Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, Merger LLC, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of the Merger Agreement or this Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation, execution or performance of the Merger Agreement.

Section 3.3                                    Stock Dividends, Distributions, Etc.  In the event of a stock split, reverse stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any recapitalization, combination, reclassification, exchange of shares or similar transaction, the terms “Existing Shares” and “Covered Company Shares” shall be deemed to refer to and include all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.1                                    Representations and Warranties of Stockholder.  Stockholder represents and warrants to Parent, Merger Sub and Merger LLC as of the date of this Agreement and as of each Determination Date as follows:

(a)                                 Stockholder has all requisite capacity, power and authority to execute and deliver this Agreement and perform Stockholder’s obligations hereunder.  The execution and delivery of this Agreement by Stockholder, and the performance by Stockholder of Stockholder’s obligations under this Agreement, have been duly authorized by all necessary action on the part of Stockholder.

(b)                                 This Agreement has been duly executed and delivered by Stockholder and constitutes the legal, valid and binding obligation of Stockholder and, assuming due authorization, execution and delivery by Parent, Merger Sub and Merger LLC, is enforceable against Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(c)                                  The execution and delivery of this Agreement by Stockholder and the performance by Stockholder of Stockholder’s obligations hereunder will not: (i) result in a breach or violation of, or default (or an event that with notice or lapse of time or both would become a default) under, any of the provisions of any trust agreement or other governing instruments of Stockholder; (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Stockholder is a party or by which Stockholder or any of the properties or assets of Stockholder may be bound, or (ii) violate any Law or Order applicable to Stockholder or any of the properties or assets of Stockholder.  Stockholder is not required to give notice to, deliver any report to, make any filing with, or obtain any consent or waiver from, any Person in connection with the execution and delivery of this Agreement or the performance by Stockholder of Stockholder’s obligations under this Agreement.

(d)                                 Stockholder is the sole Beneficial Owner and (except as may be set forth on Schedule I hereto) sole owner of record of the Existing Shares set forth opposite such Stockholder’s name on Schedule I hereto, free and clear of any Encumbrances and free of any other limitation or restriction (including any limitation or restriction on the right to vote, sell, transfer or otherwise dispose of such Existing Shares, provided that Parent acknowledges that options to acquire Company Common Stock do not confer voting rights on the holder thereof unless and until such options are exercised) other than this Agreement and any limitations or restrictions imposed under applicable securities Laws.  Such Existing Shares constitute all of the Company Covered Shares Beneficially Owned or owned of record by Stockholder.  Stockholder has sole voting power and sole power to issue instructions with respect to the matters described in Section 2, sole power of disposition, sole power to exercise dissenters, appraisal or similar rights and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to such Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities Laws and the terms of this Agreement (provided that Parent acknowledges that options to acquire Company Common Stock do not confer voting rights on the holder thereof unless and until such options are exercised). Stockholder is neither the Beneficial Owner nor the owner of record of any shares of Parent Common Stock.

(e)                                  There are no Legal Proceedings pending, or to the knowledge of Stockholder, threatened against Stockholder or any trustee or beneficiary of any trust agreement or other governing instruments of Stockholder, except for those that, individually or in the aggregate, would not reasonably be expected to impair Stockholder’s ability to perform Stockholder’s obligations under this Agreement.  Stockholder is not subject to any Order, except for those that, individually or in the aggregate, would not reasonably be expected to impair Stockholder’s ability to perform Stockholder’s obligations under this Agreement.

(f)                                   No broker, investment banker, financial advisor or other person, entity or other organization is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement or the Merger Agreement based upon arrangements made by or on behalf of the Stockholder in his, her or its capacity as a Stockholder.

(g)                                  Stockholder understands and acknowledges that Buyer, Merger Sub and Merger LLC are entering into the Merger Agreement in reliance upon the execution, delivery and performance of this Agreement by Stockholder.

Section 4.2                                    Representations and Warranties of ParentARTICLE V.  Parent represents and warrants to Stockholder as of the date of this Agreement and as of each Determination Date as follows:

(a)                                 Due Authority; Validity of Agreement.  Parent has all requisite legal right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement has been duly executed and delivered by Parent and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

ARTICLE V
TERMINATION

Section 5.1                                    Termination.  This Agreement shall terminate upon the earliest to occur of (a) the termination of this Agreement by the mutual written consent of Parent and Stockholder, (b) the valid termination of the Merger Agreement in accordance with its terms prior to the Effective Time and (c) the Effective Time.  In the event of the termination of this Agreement in accordance with this Section 5.1 (the date and effective time of a valid termination of this Agreement, being the “Termination Date”), this Agreement shall forthwith become void and have no effect, and there shall not be any liability or obligation on the part of any party hereto, other than this Section 5.1 and Article VI, which provisions shall survive such termination; provided, however, that nothing in this Section 5.1 shall relieve any party from liability for any breach of any representation, warranty or covenant contained in this Agreement, in which case the aggrieved party shall be entitled to all rights and remedies available at law or in equity.

ARTICLE VI
GENERAL

Section 6.1                                    Publication.  Stockholder (a) hereby authorizes, in such stockholder’s capacity as a stockholder of the Company only, the publication and disclosure by Parent and the Company in any press release or in the Proxy Statement/Prospectus, S-4 Registration Statement (including all documents and schedules filed with the SEC) or other disclosure document required in connection with the Merger Agreement or the transactions contemplated thereby, its identity and ownership of shares of Company Common Stock and the existence and terms of this Agreement, and (b) hereby agrees to reasonably cooperate with Parent and the Company in connection with such filings.  As promptly as practicable after becoming aware thereof, each Stockholder shall notify Parent and the Company of any required corrections with respect to any information supplied by Stockholder, if and to the extent such Stockholder becomes aware that any such information shall have become false or misleading in any material respect.

Section 6.2                                    No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Company Shares.  All rights, ownership and economic benefits of and relating to the Covered Company Shares shall remain vested in and belong to Stockholder, and Parent shall have no authority to direct Stockholder in the voting or disposition of any of the Covered Company Shares, except as otherwise provided herein.

Section 6.3                                    Capacity as a Stockholder.  Stockholder is entering into this Agreement and makes Stockholder’s representations, warranties, agreements and understandings herein solely in Stockholder’s capacity as a record holder and Beneficial Owner of the Covered Company Shares and not in any other capacity, including but not limited to any director, officer, employee or other capacity with the Company.

Section 6.4                                    Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflicts of law rules of such Commonwealth.  The parties hereto agree that any Legal Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the obligations of any party hereunder shall be brought in the courts of the Commonwealth of Massachusetts and of the United States of America located in the Commonwealth of Massachusetts (the “Massachusetts Courts”).  Each party hereby irrevocably submits to the exclusive jurisdiction of such court in respect of any legal or equitable action, suit or proceeding arising out of or relating to this Agreement or the obligations of any party hereunder, or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the obligations of any party hereunder may not be enforced in or by such courts.  Each party agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this Agreement or the obligations of any party hereunder shall be properly served or delivered if delivered in the manner contemplated by Section 6.8 or in any other manner permitted by Law.

Section 6.5                                    Specific Performance.  The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Massachusetts Courts and, in any action for specific performance, each party waives the defense of adequacy of a remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity.  Time is of the essence in respect of this Agreement.

Section 6.6                                    Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE OBLIGATIONS OF ANY PARTY HEREUNDER.

Section 6.7                                    Amendment and Modification; Waiver.  This Agreement may not be amended, modified or supplemented, except by an instrument in writing signed on behalf of each of the parties hereto.  Any agreement on the part of a party to any waiver of any obligation of the other parties shall be valid only if set forth in an instrument in writing signed on behalf of such waiving party.  The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights, nor shall any single or partial exercise by any party of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

Section 6.8                                    Notices.  Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered or sent if delivered in person or sent by facsimile transmission (provided confirmation of facsimile transmission is obtained), (b) on the date of receipt if delivered by registered or certified mail (return receipt requested, postage prepaid), (c) on the date of receipt if delivered by national overnight courier (providing proof of delivery) or (d) on the date delivered if sent by e-mail (provided confirmation of email receipt is obtained), in each case, as follows:

if to Parent, Merger Sub or Merger LLC:

Quad/Graphics, Inc.

International Headquarters

N61 W23044 Harry’s Way

Sussex, Wisconsin 53089-3995

Attention:  Jennifer J. Kent

Email:  Jennifer.Kent@qg.com

Facsimile:  (414) 566-9416

with a copy to (which shall not constitute notice):

Foley & Lardner LLP

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Attention:  Bryan S. Schultz

Email:  brschultz@foley.com

Facsimile:  (414) 297-4900

if to Stockholder:

c/o Courier Corporation
15 Wellman Avenue
North Chelmsford, MA
01863
Facsimile No.(978) 251-0976

Section 6.9                                    Entire Agreement; Third Party Beneficiaries.  This Agreement (including Schedule I hereto and, to the extent referred to in this Agreement, the Merger Agreement, together with the agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof and (b) is not intended to confer any rights, benefits, remedies, obligations or liabilities upon any Person other than the parties hereto and their respective successors and assigns.

Section 6.10                             Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, so long as the economic and legal substance of the transactions contemplated hereby, taken as a whole, are not affected in a manner materially adverse to any party hereto.  Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties as closely as possible and to the end that the transactions contemplated hereby shall be fulfilled to the maximum extent possible.

Section 6.11                             Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, and any such assignment without such consent shall be null and void.  Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

Section 6.12                             Headings; Interpretation.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.  The words “include,” “includes,” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any Contract, instrument or Law defined or referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, including (in the case of Contracts or instruments) by waiver or consent and (in the case of Laws) by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein.  References to a Person are also to its permitted successors and assigns.  This Agreement is the product of negotiations by the parties having the assistance of counsel and other advisers.  It is the intention of the parties that this Agreement not be construed more strictly with regard to one party than with regard to the others.

Section 6.13                             Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.  The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or PDF shall be sufficient to bind the parties to the terms and conditions of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

[STOCKHOLDER]

By:
Name:
Title:

QUAD/GRAPHICS, INC.

By:
Name:
Title:

MAX SUB, INC.

By:
Name:
Title:

QGBC, LLC

By:
Name:
Title:

[Signature Page to Voting Agreement]

SCHEDULE I

EXISTING SHARES

Stockholder	Existing Shares